POWER OF ATTORNEY

The undersigned, Richard D. Jackson, hereby constitutes and appoints Frédéric Villoutreix and John W. Rumely, Jr. and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form S-8 registrations for the registration of shares under the Restricted Stock Plan of Schweitzer-Mauduit International, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of July 2009	/s/ Richard D. Jackson
Name: Richard D. Jackson

POWER OF ATTORNEY

The undersigned, K.C. Caldabaugh, hereby constitutes and appoints Frédéric Villoutreix and John W. Rumely, Jr. and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form S-8 registrations for the registration of shares under the Restricted Stock Plan of Schweitzer-Mauduit International, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of July 2009	/s/ K.C. Caladabaugh
Name: K.C. Caladabaugh

POWER OF ATTORNEY

The undersigned, Claire Lewis Arnold, hereby constitutes and appoints Frédéric Villoutreix and John W. Rumely, Jr. and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form S-8 registrations for the registration of shares under the Restricted Stock Plan of Schweitzer-Mauduit International, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of July 2009	/s/ Claire Lewis Arnold
Name: Claire Lewis Arnold

POWER OF ATTORNEY

The undersigned, William A. Finn, hereby constitutes and appoints Frédéric Villoutreix and John W. Rumely, Jr. and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form S-8 registrations for the registration of shares under the Restricted Stock Plan of Schweitzer-Mauduit International, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of July 2009	/s/ William A. Finn
Name: William A. Finn

POWER OF ATTORNEY

The undersigned, Robert F. McCullough, hereby constitutes and appoints Frédéric Villoutreix and John W. Rumely, Jr. and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form S-8 registrations for the registration of shares under the Restricted Stock Plan of Schweitzer-Mauduit International, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of July 2009	/s/ Robert F. McCullough
Name: Robert F. McCullough